SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 1, 2004


                          MONEYGRAM INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                          001-31950              16-1690064
        --------                          ---------              ----------
 (State or other                        (Commission File         (IRS Employer
 jurisdiction of                            Number)            Identification
  incorporation)                                                    Number)



              1550 UTICA AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55416
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 591-3000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On July 1, 2004, MoneyGram International, Inc. ("MoneyGram") issued a press release announcing the completion of its spin-off from Viad Corp ("Viad") and the commencement of "regular way" trading of MoneyGram common stock on the New York Stock Exchange. The spin-off was effected by means of a distribution to holders of Viad common stock of all issued and outstanding shares of MoneyGram common stock, effective 11:59 p.m., New York City time, on June 30, 2004. One share of MoneyGram common stock was distributed for each share of Viad common stock outstanding on the close of business on June 24, 2004. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

                  99.1     Press Release issued July 1, 2004

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  MONEYGRAM INTERNATIONAL, INC.


                                  By:  /s/ Philip W. Milne
                                      ------------------------------------
                                      Name:  Philip W. Milne
                                      Title: President & Chief Executive Officer


Date:  July 1, 2004

                                  EXHIBIT INDEX
                                 --------------

Exhibit No.           Description of Document
----------            -----------------------

   99.1               Press Release issued July 1, 2004